AXIS Capital Holdings Limited

Novae Group plc
Unaudited Historical Financial Information
For the Nine Months ended September 30, 2017

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited
UNAUDITED HISTORICAL FINANCIAL INFORMATION TABLE OF CONTENTS

Page(s)
Basis of Presentation	i - ii
I. Novae Unaudited Historical Statement of Income	iii - iv
II. Novae Unaudited Historical Segment Data - Insurance	vii - viii
III. Novae Unaudited Historical Segment Data - Reinsurance	ix - x
IV. Use of Non-GAAP Financial Measures	xi - xii

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

Unless otherwise noted, all data is in thousands, except for ratio information.

•	All financial information contained herein is unaudited.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This historical financial information contains forward-looking statements within the meaning of the U.S. federal securities laws, including statements related to AXIS Capital Holdings Limited ("AXIS Capital" or the "Company") expectations regarding the performance of the business of Novae Group plc ("Novae"), Novae’s financial results, Novae’s liquidity and capital resources and other non-historical statements. In some cases, these statements can be identified by the use of forward-looking words such as “may”, “should”, “could”, “would”, “will”, “anticipate”, “expect”, “potential”, “intend” and similar expressions. These statements involve risks, uncertainties and assumptions. Actual events or results may differ materially from AXIS Capital’s expectations. Important factors that could cause actual events or results to be materially different from AXIS Capital’s expectations include, without limitation:

•	the cyclical nature of the re(insurance) business leading to periods with excess underwriting capacity and unfavorable premium rates,

•	the occurrence and magnitude of natural and man-made disasters,

•	losses from war, terrorism and political unrest or other unanticipated losses,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions,

•	our inability to purchase reinsurance or collect amounts due to us,

•	the breach by third parties in our program business of their obligations to us,

•	difficulties with technology and/or data security,

•	the failure of our policyholders and intermediaries to pay premiums,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	the loss of business provided to us by our major brokers and credit risk due to our reliance on brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations and potential government intervention in our industry,

•	failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business including the United Kingdom's expected withdrawal from the European Union,

•	fluctuations in interest rates, credit spreads, equity prices and/or currency values,

•	the failure to successfully integrate the business of Novae and other acquired businesses or realize the expected synergies resulting from such acquisitions and

•
the other factors set forth in AXIS Capital’s most recent report on Form 10-K, Form 10-Q and other documents filed with the Securities and Exchange Commission. AXIS Capital undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
Novae Group plc
Unaudited Historical Financial Information

•
The following unaudited historical financial information is for information purposes only. It should be read in conjunction with documents filed by AXIS Capital with the Securities and Exchange Commission pursuant to the Securities Act 1933 and Securities Exchange Act of 1934.

•
On October 2, 2017 (the "acquisition date"), AXIS Capital Holdings Limited acquired all of the issued and to be issued share capital of Novae. The results of Novae will be included in the results of AXIS Capital from the acquisition date. The following unaudited historical financial information does not consider the impact of synergies that may result from the acquisition of Novae. In addition, the unaudited financial information does not include costs associated with restructuring or integration activities resulting from the acquisition of Novae.

•
Novae is a diversified property and casualty (re)insurance business operating through Syndicate 2007 at Lloyd’s of London. Novae is based in London and was listed on the London Stock Exchange from 1998 until the date of acquisition. UK public companies are required to issue annual and semiannual earnings reports together with financial statements. The following unaudited historical financial information is intended to provide information on the quarterly results of Novae for the period January 1, 2017 to September 30, 2017 and has been prepared and presented in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”).

•
The following unaudited historical financial information is prepared in accordance with Novae's accounting policies which differ from those of AXIS Capital. In our assessment,these differences in accounting policy do not to have a material impact on the following unaudited financial information. However, to facilitate comparison of information, a reclassification adjustment from acquisition costs to general and administrative expenses in the quarterly results of Novae for the period January 1, 2017 to September 30, 2017 has been made to align accounting policies and to conform to AXIS Capital's presentation. These reclassification adjustments did not impact Novae's results of operations, financial condition or liquidity. At the acquisition date, Novae adopted the accounting policies of AXIS Capital.

•

•	Explanation of differences in accounting policies - adjustment made in the following unaudited historical financial information:

◦
Acquisition costs: Novae recorded internal underwriting costs as acquisition costs, and deferred and amortized these costs as the related premium was earned. It is AXIS Capital's policy not to defer and amortize internal underwriting costs.

•	Explanation of differences in accounting policies - no adjustment made in the following unaudited historical financial information:

◦
Premium recognition: Earned premium is computed separately for each insurance contract in line with the risk exposure profile. Reinsurance premiums ceded are recognised in line with the related inward business. The provision for unearned premium, both gross and ceded, represents the portion of written premium expected to be earned in future periods. It is AXIS Capital's policy to earn re(insurance) premiums evenly over the period during which it is exposed to the underlying risk. In our assessment, this difference in accounting policy does not have a material impact on the following unaudited financial information.

◦
Investments: Novae classified fixed maturity securities and equity securities as trading which were reported at fair value at the balance sheet date with changes in fair value reported in Net Investment Income in Novae's Consolidated Income Statement. AXIS Capital's fixed maturity securities and equity securities are classified as available-for-sale and are reported at fair value at the balance sheet date. Changes in fair value on available for sale investments, net of tax, is included as a separate component of Accumulated Other Comprehensive Income (Loss) in Shareholders’ Equity. In our assessment, this difference in accounting policy does not have a material impact on the following unaudited financial information.

◦
Acquisition costs: Novae recorded certain reinsurance commissions and profit participations in ceded premiums written and ceded premium earned. It is AXIS Capital's policy to reflect these costs in acquisition costs. In our assessment, this difference in accounting policy does not have a material impact on the following unaudited financial information.

•
AXIS Capital's underwriting operations are organized around our global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments; insurance and reinsurance. The following unaudited historical financial information is categorized as either insurance or reinsurance. The results of Novae will be presented in this manner from the date of acquisition.

AXIS Capital Holdings Limited
NOVAE HISTORICAL STATEMENT OF INCOME (UNAUDITED)

	Nine months ended September 30, 2017
	Insurance	Reinsurance	Total
UNDERWRITING REVENUES	(in thousands)
Gross premiums written	$850,587	$160,402	$1,010,990
Net premiums written	520,549	72,346	592,895
Gross premium earned	770,920	148,794	919,714
Ceded premium expensed	(250,017)	(67,192)	(317,209)
Net premiums earned	520,904	81,602	602,506
Other insurance related income (loss)	330	52	382
Total underwriting revenues	521,233	81,655	602,888

UNDERWRITING EXPENSES
Net losses and loss expenses	343,988	75,092	419,079
Acquisition costs[1]	194,551	17,165	211,717
Underwriting-related general and administrative expenses1&2	63,772	11,213	74,984
Total underwriting expenses	$602,311	$103,469	$705,780

UNDERWRITING INCOME (LOSS)[3]	$(81,077)	$(21,815)	$(102,892)

Corporate expenses[2]			(13,055)
Net investment income			23,124
Net realized investment gains			5,422
Foreign exchange losses			(19,050)
Interest expense and financing costs			(6,249)
Transaction and reorganization expenses[4]			(11,870)
Income (loss) before income taxes			$(124,571)

KEY RATIOS
Current accident year loss ratio	55.5%	77.9%	58.6%
Catastrophe impact	11.9%	6.1%	11.1%
Prior period reserve development	(1.4)%	8.0%	(0.1)%
Net loss and loss expense ratio	66.0%	92.0%	69.6%
Acquisition cost ratio	37.3%	21.0%	35.1%
General and administrative expense ratio	12.2%	13.7%	12.4%
Corporate expense ratio			2.2%
Combined ratio	115.5%	126.7%	119.3%

1To be consistent with AXIS Capital's accounting policies, this historical financial information includes a reclassification adjustment from acquisition costs to underwriting-related general and administrative expenses with respect to underwriting costs included by Novae as acquisition costs. For the nine months ended September 30, 2017, a reclassification adjustment of $31,637 and $4,950 was included in Insurance and Reinsurance, respectively.
2Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also included corporate expenses of $13,055 for the nine months ended September 30, 2017. Corporate expenses included costs necessary to support worldwide insurance and reinsurance operations as well as share based compensation expenses and performance-related compensation expenses which were not allocated to Insurance and Reinsurance. AXIS Capital's corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company.
3Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to income (loss) before income taxes, the most comparable GAAP measure, is presented above.
4Transaction and reorganization expenses include transaction costs associated with AXIS Capital’s acquisition of Novae and costs associated with the exit from certain lines of business affected by Novae prior to its acquisition by AXIS Capital. Reorganization expenses were incurred in the fourth quarter of 2016 and in the first quarter of 2017 by Novae

AXIS Capital Holdings Limited
NOVAE HISTORICAL STATEMENT OF INCOME - QUARTERLY (UNAUDITED)

	Novae Total
	Q1 2017	Q2 2017	Q3 2017	Total
UNDERWRITING REVENUES
Gross premiums written	$439,433	$311,853	$259,704	$1,010,990
Net premiums written	234,626	206,680	151,588	592,895
Gross premiums earned	299,894	288,046	331,774	919,714
Ceded premiums expensed	(78,008)	(89,303)	(149,897)	(317,209)
Net premiums earned	221,886	198,743	181,877	602,506
Other insurance related income (loss)	(65)	421	26	382
Total underwriting revenues	221,821	199,164	181,903	602,888

UNDERWRITING EXPENSES
Net losses and loss expenses	159,016	89,642	170,422	419,079
Acquisition costs[1]	69,974	68,399	73,344	211,717
Underwriting-related general and administrative expenses[1]	23,944	26,329	24,712	74,984
Total underwriting expenses	252,934	184,369	268,477	705,780

UNDERWRITING INCOME (LOSS)	$(31,113)	$14,795	$(86,574)	$(102,892)

KEY RATIOS
Current accident year loss ratio	61.5%	54.8%	58.9%	58.6%
Catastrophe impact	0.8%	0.1%	36.5%	11.1%
Prior period reserve development	9.4%	(9.8%)	(1.7%)	(0.1%)
Net loss and loss expense ratio	71.7%	45.1%	93.7%	69.6%
Acquisition cost ratio	31.5%	34.4%	40.3%	35.1%
Underwriting-related general and administrative expense ratio	10.8%	13.2%	13.6%	12.4%
Corporate expense ratio	1.9%	(0.6)%	5.6%	2.2%
Combined ratio	115.9%	92.1%	153.2%	119.3%
1 To be consistent with AXIS Capital's accounting policies, this historical financial information includes a reclassification adjustment from acquisition costs to underwriting-related general and administrative expenses with respect to underwriting costs included by Novae as acquisition costs. For the three, six and nine months ended September 30, 2017, the reclassification adjustment was $11,887, $12,528 and $12,172, respectively.

v

AXIS Capital Holdings Limited
NOVAE HISTORICAL STATEMENT OF INCOME - QUARTERLY (UNAUDITED)

	Novae Continued Lines				Novae Discontinued Lines
	Q1 2017	Q2 2017	Q3 2017	Total	Q1 2017	Q2 2017	Q3 2017	Total
UNDERWRITING REVENUES
Gross premiums written	$374,169	$295,586	$242,697	$912,453	$65,264	$16,267	$17,006	$98,537
Net premiums written	189,640	197,683	137,961	525,284	44,987	8,998	13,627	67,611

Gross premiums earned	245,385	249,092	292,217	786,694	54,509	38,954	39,557	133,020
Ceded premiums expensed	(66,015)	(78,145)	(139,766)	(283,926)	(11,993)	(11,158)	(10,132)	(33,282)
Net premiums earned	179,370	170,947	152,451	502,768	42,516	27,796	29,426	99,738
Other insurance related income (loss)	(65)	421	26	382	—	—	—	—
Total underwriting revenues	179,305	171,368	152,478	503,150	42,516	27,796	29,426	99,738

UNDERWRITING EXPENSES
Net losses and loss expenses	102,111	80,019	142,472	324,602	56,905	9,622	27,950	94,477
Acquisition costs[1]	56,164	58,206	63,649	178,020	13,810	10,193	9,695	33,697
Underwriting-related general and administrative expenses[1]	22,420	24,846	23,208	70,473	1,524	1,483	1,504	4,511
Total underwriting expenses	180,696	163,072	229,328	573,095	72,238	21,298	39,149	132,685
UNDERWRITING INCOME (LOSS)	$(1,391)	$8,296	$(76,850)	$(69,945)	$(29,722)	$6,498	$(9,723)	$(32,947)

KEY RATIOS
Current accident year loss ratio	55.2%	50.1%	53.2%	53.2%	87.4%	84.1%	88.0%	86.2%
Catastrophe impact	1.0%	(0.4%)	37.8%	11.4%	—%	3.3%	30.2%	9.5%
Prior period reserve development	0.7%	(2.9%)	2.5%	—%	46.4%	(52.8%)	(23.2%)	(1.0%)
Net loss and loss expense ratio	56.9%	46.8%	93.5%	64.6%	133.8%	34.6%	95.0%	94.7%
Acquisition cost ratio	31.3%	34.0%	41.8%	35.4%	32.5%	36.7%	32.9%	33.8%
Underwriting-related general and administrative expense ratio	12.5%	14.5%	15.2%	14.0%	3.6%	5.3%	5.1%	4.5%
Combined ratio	100.7%	95.4%	150.4%	114.0%	169.9%	76.6%	133.0%	133.0%
1To be consistent with AXIS Capital's accounting policies, this historical financial information includes a reclassification adjustment from acquisition costs to general and administrative expenses with respect to underwriting costs included by Novae as acquisition costs. For the three, six and nine months ended September 30, 2017, a reclassification adjustment of $11,887, $12,528 and $12,172 was included in Novae Continued Lines, respectively.

Lines of Business:
Continued Lines are those lines of business not exited or placed into run-off by Novae at the acquisition date. Continued Insurance Lines include Property, Marine, Terrorism, Aviation, Political Risk & Specialty, Professional Lines including Medical Malpractice, Liability including UK General Liability and Cyber Liability and Accident & Health. Continued Reinsurance Lines include Catastrophe and Marine.

Discontinued Lines are those lines of business that Novae has exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. Discontinued Insurance Lines include Financial Institutions, Professional Indemnity, International Liability and International Direct & Facultative Property. Discontinued Reinsurance Lines include Motor and General Liability.

AXIS Capital Holdings Limited
NOVAE HISTORICAL SEGMENT DATA - INSURANCE (UNAUDITED)

	Novae Insurance
	Q1 2017	Q2 2017	Q3 2017	Total
UNDERWRITING REVENUES
Gross premiums written	$337,517	$269,959	$243,112	$850,587
Net premiums written	190,928	180,975	148,646	520,549

Gross premiums earned	250,985	248,821	271,115	770,920
Ceded premiums expensed	(65,503)	(74,985)	(109,530)	(250,017)
Net premiums earned	185,482	173,836	161,585	520,904
Other insurance related income (loss)	(50)	364	15	330
Total underwriting revenues	185,433	174,200	161,600	521,233

UNDERWRITING EXPENSES
Net losses and loss expenses	116,073	81,068	146,847	343,988
Acquisition costs[1]	62,459	62,969	69,123	194,551
Underwriting-related general and administrative expenses[1]	20,122	22,561	21,088	63,772
Total underwriting expenses	198,655	166,598	237,057	602,311

UNDERWRITING INCOME (LOSS)	$(13,222)	$7,602	$(75,457)	$(81,077)

KEY RATIOS
Current accident year loss ratio	58.1%	55.1%	52.3%	55.5%
Catastrophe impact	0.6%	(0.2%)	38.9%	11.9%
Prior period reserve development	3.9%	(8.3%)	(0.3%)	(1.4%)
Net loss and loss expense ratio	62.6%	46.6%	90.9%	66.0%
Acquisition cost ratio	33.7%	36.2%	42.8%	37.3%
Underwriting-related general and administrative expense ratio	10.8%	13.0%	13.1%	12.2%
Combined ratio	107.1%	95.8%	146.8%	115.5%
1 To be consistent with AXIS Capital's accounting policies, this historical financial information includes a reclassification adjustment from acquisition costs to underwriting-related general and administrative expenses with respect to underwriting costs included by Novae as acquisition costs. For the three, six and nine months ended September 30, 2017, a reclassification adjustment of $10,279, $10,833 and $10,526 was included in Novae Insurance Segment, respectively.

AXIS Capital Holdings Limited
NOVAE HISTORICAL SEGMENT DATA - INSURANCE (UNAUDITED)

	Novae Insurance - Continued Lines				Novae Insurance - Discontinued Lines
	Q1 2017	Q2 2017	Q3 2017	Total	Q1 2017	Q2 2017	Q3 2017	Total
UNDERWRITING REVENUES
Gross premiums written	$311,382	$254,127	$226,579	$792,088	$26,134	$15,832	$16,534	$58,500
Net premiums written	179,160	172,750	135,263	487,173	11,768	8,225	13,384	33,376

Gross premiums earned	218,966	222,219	243,474	684,658	32,020	26,602	27,641	86,262
Ceded premiums expensed	(55,789)	(65,399)	(101,198)	(222,386)	(9,713)	(9,586)	(8,331)	(27,630)
Net premiums earned	163,176	156,820	142,275	462,271	22,306	17,016	19,310	58,632
Other insurance related income (loss)	(50)	364	15	330	—	—	—	—
Total underwriting revenues	163,126	157,184	142,291	462,601	22,306	17,016	19,310	58,632

UNDERWRITING EXPENSES
Net losses and loss expenses	86,401	72,336	132,184	290,920	29,672	8,732	14,663	53,068
Acquisition costs[1]	53,719	55,447	60,772	169,939	8,740	7,523	8,351	24,613
Underwriting-related general and administrative expenses[1]	19,002	21,364	19,843	60,209	1,120	1,197	1,244	3,562
Total underwriting expenses	159,123	149,146	212,799	521,068	39,532	17,452	24,258	81,242

UNDERWRITING INCOME (LOSS)	$4,003	$8,038	$(70,508)	$(58,467)	$(17,226)	$(436)	$(4,949)	$(22,610)

KEY RATIOS
Current accident year loss ratio	54.3%	53.5%	53.5%	54.2%	85.3%	70.3%	43.5%	66.9%
Catastrophe impact	0.7%	(0.2%)	37.7%	11.4%	—%	—%	47.7%	15.3%
Prior period reserve development	(2.1%)	(7.2%)	1.7%	(2.7%)	47.7%	(19.0%)	(15.3%)	8.3%
Net loss and loss expense ratio	52.9%	46.1%	92.9%	62.9%	133.0%	51.3%	75.9%	90.5%
Acquisition cost ratio	32.9%	35.4%	42.7%	36.8%	39.2%	44.2%	43.2%	42.0%
Underwriting-related general and administrative expense ratio	11.6%	13.6%	13.9%	13.0%	5.0%	7.0%	6.4%	6.1%
Combined ratio	97.4%	95.1%	149.5%	112.7%	177.2%	102.5%	125.5%	138.6%
1To be consistent with AXIS Capital's accounting policies, this historical financial information includes a reclassification adjustment from acquisition costs to underwriting-related general and administrative expenses with respect to underwriting costs included by Novae as acquisition costs. For the three, six and nine months ended September 30, 2017, a reclassification adjustment of $10,279, $10,833 and $10,526 was included in Insurance - Continued Lines, respectively.

Lines of Business:
Continued Insurance Lines are those lines of business not exited or placed into run-off by Novae at the acquisition date. Continued Insurance Lines include Property, Marine, Terrorism, Aviation, Political Risk & Specialty, Professional Lines including Medical Malpractice, Liability including UK General Liability and Cyber liability and Accident & Health.

Discontinued Insurance Lines are those lines of business that Novae exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. Discontinued Insurance Lines include Financial Institutions, Professional Indemnity, International Liability and International Direct & Facultative Property.

AXIS Capital Holdings Limited
NOVAE HISTORICAL SEGMENT DATA - REINSURANCE (UNAUDITED)

	Novae Reinsurance
	Q1 2017	Q2 2017	Q3 2017	Total
UNDERWRITING REVENUES
Gross premiums written	$101,916	$41,895	$16,592	$160,402
Net premiums written	43,698	25,706	2,942	72,346

Gross premiums earned	48,909	39,225	60,660	148,794
Ceded premiums expensed	(12,506)	(14,318)	(40,368)	(67,192)
Net premiums earned	36,403	24,907	20,292	81,602
Other insurance related income (loss)	(15)	57	11	52
Total underwriting revenues	36,388	24,964	20,303	81,655

UNDERWRITING EXPENSES
Net losses and loss expenses	42,943	8,574	23,575	75,092
Acquisition costs[1]	7,515	5,430	4,221	17,165
Underwriting-related general and administrative expenses[1]	3,821	3,767	3,624	11,213
Total underwriting expenses	54,279	17,771	31,420	103,469

UNDERWRITING INCOME (LOSS)	$(17,890)	$7,193	$(11,117)	$(21,815)

KEY RATIOS
Current accident year loss ratio	78.2%	52.1%	110.7%	77.9%
Catastrophe impact	2.0%	2.7%	18.1%	6.1%
Prior period reserve development	37.8%	(20.4%)	(12.6%)	8.0%
Net loss and loss expense ratio	118.0%	34.4%	116.2%	92.0%
Acquisition cost ratio	20.6%	21.8%	20.8%	21.0%
Underwriting-related general and administrative expense ratio	10.5%	15.1%	17.9%	13.7%
Combined ratio	149.1%	71.3%	154.9%	126.7%
1 To be consistent with AXIS Capital's accounting policies, this historical financial information includes a reclassification adjustment from acquisition costs to underwriting-related general and administrative expenses with respect to underwriting costs included by Novae as acquisition costs. For the three, six and nine months ended September 30, 2017, a reclassification adjustment of $1,608, $1,695 and $1,647 was included in Novae Reinsurance Segment, respectively.

AXIS Capital Holdings Limited
NOVAE HISTORICAL SEGMENT DATA - REINSURANCE (UNAUDITED)

	Novae Reinsurance - Continued Lines				Novae Reinsurance - Discontinued Lines
	Q1 2017	Q2 2017	Q3 2017	Total	Q1 2017	Q2 2017	Q3 2017	Total
UNDERWRITING REVENUES
Gross premiums written	$62,787	$41,460	$16,120	$120,366	$39,130	$435	$472	$40,036
Net premiums written	10,479	24,933	2,696	38,108	33,219	773	246	34,238

Gross premiums earned	26,419	26,874	48,531	101,824	22,490	12,351	12,129	46,970
Ceded premiums expensed	(10,226)	(12,747)	(38,508)	(61,480)	(2,280)	(1,572)	(1,860)	(5,711)
Net premiums earned	16,193	14,127	10,023	40,344	20,210	10,780	10,269	41,259
Other insurance related income (loss)	(15)	57	11	52	—	—	—	—
Total underwriting revenues	16,178	14,184	10,034	40,396	20,210	10,780	10,269	41,259

UNDERWRITING EXPENSES
Net losses and loss expenses	15,710	7,684	10,232	33,626	27,232	890	13,343	41,466
Acquisition costs[1]	2,445	2,759	2,798	8,003	5,070	2,670	1,422	9,162
Underwriting-related general and administrative expenses	3,418	3,482	3,364	10,264	404	285	260	949
Total underwriting expenses	21,573	13,925	16,394	51,892	32,706	3,846	15,026	51,577

UNDERWRITING INCOME (LOSS)	$(5,394)	$259	$(6,360)	$(11,496)	$(12,496)	$6,934	$(4,757)	$(10,319)

KEY RATIOS
Current accident year loss ratio	63.6%	11.1%	49.1%	41.8%	89.9%	105.9%	170.8%	113.2%
Catastrophe impact	4.4%	(1.7%)	39.9%	10.8%	—%	8.5%	(3.3%)	1.4%
Prior period reserve development	29.0%	45.0%	13.1%	30.7%	44.8%	(106.1%)	(37.6%)	(14.1%)
Net loss and loss expense ratio	97.0%	54.4%	102.1%	83.3%	134.7%	8.3%	129.9%	100.5%
Acquisition cost ratio	15.1%	19.5%	27.9%	19.8%	25.1%	24.8%	13.9%	22.2%
Underwriting-related general and administrative expense ratio	21.1%	24.6%	33.6%	25.4%	2.0%	2.6%	2.5%	2.3%
Combined ratio	133.2%	98.5%	163.6%	128.5%	161.8%	35.7%	146.3%	125.0%
1 To be consistent with AXIS Capital's accounting policies, this historical financial information includes a reclassification adjustment from acquisition costs to underwriting-related general and administrative expenses with respect to underwriting costs included by Novae as acquisition costs. For the three, six and nine months ended September 30, 2017, a reclassification adjustment of $1,608, $1,692 and $1,647 was included in Reinsurance - Continued Lines, respectively.

Lines of Business:
Continued Reinsurance Lines are those lines of business not exited or placed into run-off by Novae at the acquisition date. Continued Reinsurance Lines include Catastrophe and Marine.

Discontinued Reinsurance Lines are those lines of business that Novae exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. Discontinued Reinsurance Lines include Motor and General Liability.

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AXIS Capital Holdings Limited
USE OF NON-GAAP FINANCIAL MEASURES

Novae's results of operations are presented in the way that we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements that are used are non-GAAP financial measures under Securities and Exchange Commission ("SEC") rules and regulations. In this document, underwriting-related general and administrative expenses and consolidated underwriting income are presented, which are non-GAAP financial measures as defined in SEC Regulation G. These non-GAAP financial measures, which may be defined and calculated differently by other companies, better explain and enhance the understanding of Novae's results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to individual underwriting operations. When these measures are presented in the Segment Information footnote in Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to individual underwriting operations, they are excluded from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income. General and administrative expenses (the nearest GAAP financial measure to underwriting-related general and administrative expenses) also includes corporate expenses.

A reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP measure, is included in the Historical Statement of Income (Unaudited) section of this document.

Consolidated Underwriting Income
Consolidated underwriting income is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (losses) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative costs as expenses. When this measure is presented in the Segment Information footnote to Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Novae's underwriting results are evaluated separately from the performance of its investment portfolio in this presentation. As such, it appropriate to exclude net investment income and net realized investment gains (losses) from underwriting profitability measure. Interest expense and financing costs primarily relate to interest payable on loan notes and are excluded from consolidated underwriting income for the same reason.

AXIS Capital Holdings Limited
USE OF NON-GAAP FINANCIAL MEASURES (Continued)

Foreign exchange losses (gains) in the Historical Statement of Income (Unaudited) primarily relate to net insurance-related liabilities. However, Novae's investment portfolio is managed in such a way that unrealized and realized foreign exchange rate losses (gains) on its investment portfolio generally offset a large portion of the foreign exchange losses (gains) arising from its underwriting portfolio. As a result, foreign exchange losses (gains) are not a meaningful contributor to underwriting performance and, therefore, exclude them from consolidated underwriting income.

Transaction and reorganization expenses are driven by business decisions, the nature and timing of which are unrelated to the underwriting process and for this reason they are excluded from consolidated underwriting income.

We believe that presentation of underwriting-related general and administrative expenses and consolidated underwriting income in Novae's unaudited historical financial information provides investors with an enhanced understanding of its results of operations, by highlighting the underlying pre-tax profitability of its underwriting activities. The reconciliation of consolidated underwriting income to income (loss) before income taxes (the most comparable GAAP financial measure) is included in the Historical Statement of Income (Unaudited) section of this document.